UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 17, 2014

Date of Report (Date of earliest event reported)

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2014, the Management Development and Compensation Committee of the Board of Directors of Synchrony Financial (the “Company”) adopted the Synchrony Financial Deferred Compensation Plan (the “Plan”). The effective date of the Plan is January 1, 2015. The following is a summary of the significant terms of the Plan.

The Plan is an unfunded plan that provides the opportunity to defer the receipt of a portion of their compensation to a select group of management and highly compensated employees of the Company and any of its participating affiliates. Under the Plan, eligible employees may, to the extent permitted by the administrator of the Plan, elect to defer up to 80% (or such lower percentage, as determined by the Plan administrator) of their base salary and bonus, and all or a portion of any other type of compensation, as determined by the Plan administrator. The Plan administrator will designate two or more investment benchmarks from which participants can select the benchmarks that will be used to determine the rate of return or loss applicable to their deferred compensation amounts. Participants will also make elections regarding the time and form of payment of their deferral under the Plan, in accordance with Section 409A of the Internal Revenue Code of 1986. The Company will establish bookkeeping accounts attributable to participants’ deferrals, which will be adjusted based on participants’ investment elections.

This description of the Plan is qualified in its entirety by reference to the form of the Plan filed as Exhibit 10.1 to this report, which is incorporated into this Item 5.02 by reference.

On September 17, 2014, the Management Development and Compensation Committee also approved grants of restricted stock units (“RSUs”) and stock options (and other awards as appropriate with respect to our employees outside the U.S.) under the Synchrony Financial 2014 Long-Term Incentive Plan to management and certain of our employees. These RSUs and stock options will vest 20% annually, starting with the first anniversary of the award date, provided that the employee has remained continuously employed by the Company through such vesting date, subject to exceptions for retirement, involuntary termination, death and disability, and termination following a change of control. The stock options will have a term of 10 years. Dividend-equivalents earned on the RSUs will be reinvested in additional RSUs at each dividend-payable date. These additional RSUs will vest under the same terms and conditions as the original RSU award. By accepting these grants, each employee agrees to be subject to non-competition, non-solicitation and non-disclosure covenants while the employee is employed by the Company and during the 18-month period following a termination of the employee’s employment with the Company.

This description of these grants is qualified in its entirety by reference to the form of Restricted Stock Unit and Non-Qualified Stock Option Award filed as Exhibit 10.2 to this report, which is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1	Form of Synchrony Financial Deferred Compensation Plan

10.2	Form of Restricted Stock Unit and Non-Qualified Stock Option Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: September 22, 2014	By:	/s/ Jonathan Mothner
	Name:	Jonathan S. Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

10.1	Form of Synchrony Financial Deferred Compensation Plan

10.2	Form of Restricted Stock Unit and Non-Qualified Stock Option Award

4